HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31,	April 30,	July 31,
	2008	2008	2007
Net revenue	$28,032	$28,262	$25,377

Costs and expenses(a):
Cost of sales	21,253	21,261	19,164
Research and development	895	908	917
Selling, general and administrative	3,137	3,275	3,002
Amortization of purchased intangible assets	213	211	183
In-process research and development charges	--	13	--
Restructuring	5	4	(5)
Total costs and expenses	25,503	25,672	23,261

Earnings from operations	2,529	2,590	2,116

Interest and other, net	23	3	170

Earnings before taxes	2,552	2,593	2,286

Provision for taxes(b)	525	536	508

Net earnings	$2,027	$2,057	$1,778

Net earnings per share:
Basic	$0.82	$0.83	$0.68
Diluted	$0.80	$0.80	$0.66

Cash dividends declared per share	$0.16	$--	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,459	2,473	2,600
Diluted	2,533	2,557	2,697

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$34	$36	$34
Research and development	16	19	19
Selling, general and administrative	90	97	91
Total costs and expenses	$140	$152	$144

(b) Tax benefit from stock-based compensation	$(38)	$(45)	$(36)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,	July 31,
	2008	2007
Net revenue	$84,761	$75,993

Costs and expenses(a):
Cost of sales	64,013	57,583
Research and development	2,701	2,697
Selling, general and administrative	9,653	8,954
Amortization of purchased intangible assets	630	596
In-process research and development charges	13	186
Restructuring	19	407
Pension curtailments and pension settlements, net	--	(517)
Total costs and expenses	77,029	69,906

Earnings from operations	7,732	6,087

Interest and other, net	98	391

Earnings before taxes	7,830	6,478

Provision for taxes(b)	1,613	1,378

Net earnings	$6,217	$5,100

Net earnings per share:
Basic	$2.49	$1.93
Diluted	$2.41	$1.87

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,497	2,648
Diluted	2,577	2,734

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$106	$121
Research and development	55	56
Selling, general and administrative	288	284
Total costs and expenses	$449	$461

(b) Tax benefit from stock-based compensation	$(130)	$(128)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	July 31,	October 31,
	2008	2007
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,783	$11,293
Short-term investments	64	152
Accounts receivable	13,754	13,420
Financing receivables	2,594	2,507
Inventory	8,160	8,033
Other current assets	11,681	11,997

Total current assets	51,036	47,402

Property, plant and equipment	7,971	7,798

Long-term financing receivables and other assets	10,306	7,647

Goodwill and purchased intangible assets	26,581	25,852

Total assets	$95,894	$88,699

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,591	$3,186
Accounts payable	14,021	11,787
Employee compensation and benefits	3,206	3,465
Taxes on earnings	806	1,891
Deferred revenue	5,664	5,025
Other accrued liabilities	14,612	13,906

Total current liabilities	41,900	39,260

Long-term debt	6,628	4,997
Other liabilities	8,871	5,916

Stockholders' equity	38,495	38,526

Total liabilities and stockholders' equity	$95,894	$88,699

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31,	April 30,	July 31,
	2008	2008	2007(a)
Net revenue:

Enterprise Storage and Servers	$4,741	$4,780	$4,516
HP Services	4,753	4,627	4,165
HP Software	781	727	606
Technology Solutions Group	10,275	10,134	9,287
Personal Systems Group	10,254	10,071	8,894
Imaging and Printing Group	6,979	7,591	6,751
HP Financial Services	680	685	582
Corporate Investments	271	230	220
Total Segments	28,459	28,711	25,734
Eliminations of intersegment net revenue and other	(427)	(449)	(357)

Total HP Consolidated	$28,032	$28,262	$25,377

Earnings (Loss) from operations:

Enterprise Storage and Servers	$544	$655	$507
HP Services	574	508	417
HP Software	122	93	51
Technology Solutions Group	1,240	1,256	975
Personal Systems Group	587	544	519
Imaging and Printing Group	1,048	1,230	981
HP Financial Services	51	47	39
Corporate Investments	26	6	(5)
Total Segments	2,952	3,083	2,509

Corporate and unallocated costs and eliminations	(85)	(134)	(101)
Unallocated costs related to stock-based compensation
expense	(120)	(131)	(114)
Amortization of purchased intangible assets	(213)	(211)	(183)
In-process research and development charges	--	(13)	--
Restructuring	(5)	(4)	5
Pension curtailments and pension settlements, net	--	--	--
Interest and other, net	23	3	170

Total HP Consolidated Earnings Before Taxes	$2,552	$2,593	$2,286

(a)	Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended July 31,
	2008	2007(a)

Net revenue:

Enterprise Storage and Servers	$14,341	$13,531
HP Services	13,758	12,222
HP Software	2,174	1,772
Technology Solutions Group	30,273	27,525
Personal Systems Group	31,116	26,276
Imaging and Printing Group	21,882	20,911
HP Financial Services	2,007	1,679
Corporate Investments	719	552
Total Segments	85,997	76,943
Eliminations of intersegment net revenue and other	(1,236)	(950)

Total HP Consolidated	$84,761	$75,993

Earnings (Loss) from operations:

Enterprise Storage and Servers	$1,872	$1,412
HP Services	1,571	1,272
HP Software	266	76
Technology Solutions Group	3,709	2,760
Personal Systems Group	1,759	1,350
Imaging and Printing Group	3,428	3,221
HP Financial Services	141	107
Corporate Investments	40	(52)
Total Segments	9,077	7,386

Corporate and unallocated costs and eliminations	(308)	(242)
Unallocated costs related to stock-based compensation expense	(375)	(385)
Amortization of purchased intangible assets	(630)	(596)
In-process research and development charges	(13)	(186)
Restructuring	(19)	(407)
Pension curtailments and pension settlements, net	--	517
Interest and other, net	98	391

Total HP Consolidated Earnings Before Taxes	$7,830	$6,478

(a)	Certain fiscal 2008 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Storage and Servers, HP Services and HP Software segments within the Technology Solutions Group. There was no impact on the previously reported financial results for the other segments.